                                                                    EXHIBIT 10.1









--------------------------------------------------------------------------------



                            ADMINISTRATION AGREEMENT


                                     BETWEEN


                       STUDENT LOAN FUNDING 1999-A/B TRUST
                                    AS ISSUER


                                       AND


                      STUDENT LOAN FUNDING RESOURCES, INC.
                                AS ADMINISTRATOR



                           DATED AS OF OCTOBER 1, 1999


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                        PAGE


Section 1.    Definitions .................................................2

Section 2.    Indenture and Related Documents .............................2

Section 3.    Servicing Documents .........................................4

Section 4.    Transfer Agreement ..........................................5

Section 5.    Higher Education Act ........................................6

Section 6.    Other Duties with Respect to the Indenture
              and Servicing Documents .....................................6

Section 7.    Other Administrative Services ...............................6

Section 8.    Exceptions ..................................................7

Section 9.    Employees; Offices ..........................................8

Section 10.   Non-Ministerial Matters .....................................8

Section 11.   Compensation ................................................8

Section 12.   Representations and Warranties of the Issuer ................9

Section 13.   Representations and Warranties of the Administrator .........9

Section 14.   Term .......................................................10

Section 15.   Obligation to Supply Information ...........................11

Section 16.   Liability of Administrator .................................11

Section 17.   Merger or Consolidation of, or Assumption of
              the Obligations of, the Administrator ......................12

Section 18.   Administrator Default ......................................12

Section 19.   Appointment of Successor ...................................13

Section 20.   Reliance on Information Obtained from Third Parties ........14

Section 21.   Notices ....................................................14

Section 22.   Amendment ..................................................14

Section 23.   Assignment .................................................14

Section 24.   Independence of Administrator ..............................15

Section 25.   No Joint Venture. ..........................................15

Section 26.   Other Activities of Administrator ..........................15

Section 27.   No Petition ................................................15

Section 28.   Governing Law ..............................................15

Section 29.   Entire Agreement ...........................................15

Section 30.   Successors; Counterparts ...................................15

Section 31.   Captions ...................................................16

                            ADMINISTRATION AGREEMENT
                            ------------------------


         THIS ADMINISTRATION AGREEMENT (the "Administration Agreement") is made as of October 1, 1999 between Student Loan Funding 1999-A/B Trust (the "Issuer") and Student Loan Funding Resources, Inc., an Ohio corporation, as administrator (the "Administrator") under the circumstances set forth below. All references to Student Loan Funding 1999-A/B Trust or the Issuer shall be deemed to be references to Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Trustee (the "Co-Owner Trustee") under the Trust Agreement dated as of October 1, 1999.

                                    RECITALS

         A. The Issuer is engaged in the acquisition from Student Loan Funding LLC of student loans (the "Student Loans") guaranteed under a guaranty program established pursuant to the requirements of the Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "Higher Education Act").

         B. In connection with the acquisition of such Student Loans, the Issuer has executed and delivered that certain Indenture of Trust and Terms Supplement to Indenture, each dated as of October 1, 1999 (together, the "Indenture") among the Issuer, Firstar Bank, National Association, as Eligible Lender Trustee, on behalf of the Issuer (the "Eligible Lender Trustee"), and Firstar Bank, National Association, as Indenture Trustee (the "Indenture Trustee").

         C. The Issuer and/or the Master Servicer (as defined below) have entered into certain agreements in connection with the acquisition of Student Loans, including without limitation one or more Servicing Agreements and any Subservicing Addenda thereto with a Servicer (the "Servicing Agreements"), the Transfer and Sale Agreement, dated as of October1, 1999 by and among Student Loan Funding LLC (the "Depositor"), Firstar Bank, National Association, as eligible lender trustee on behalf of the Depositor, the Issuer, the Eligible Lender Trustee and the Indenture Trustee (the "Transfer Agreement"), and the Master Servicing Agreement, dated as of October 1, 1999 by and between the Issuer and Student Loan Funding Resources, Inc., as Master Servicer (the "Master Servicing Agreement", together with the Servicing Agreements collectively referred to herein as the "Servicing Documents").

         D. Pursuant to the Indenture and the Basic Documents, the Issuer is obligated to perform certain duties and responsibilities under the Indenture and in connection with the assets and obligations thereunder.

         E. The Issuer has requested that the Administrator provide advice and assistance to the Issuer and perform various services for and duties of the Issuer, including the duties and responsibilities of the Issuer under the Indenture and in connection with the assets and obligations thereunder.

         F. The Issuer desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for and duties of the Issuer, and the Administrator has the capacity and is willing to furnish such services on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context requires, capitalized terms not otherwise defined herein shall have the following meanings:

         "AFFILIATE" means any corporation or other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Administrator or the Issuer. For purposes of this definition, "control" means the power to direct management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "GUARANTEE AGENCY" means any guarantee agency that provides guarantees for Student Loans.

         "SERVICER" means any servicing entity selected by the Master Servicer to provide servicing of Student Loans, including but not limited to application, review, disbursement, collection, due diligence and claims services.

         SECTION 2. INDENTURE AND RELATED DOCUMENTS. The Administrator shall cause the duties and responsibilities of the Issuer under the Indenture to be performed, including but not limited to the actions set forth below. The Administrator shall advise the Issuer when action by the Issuer is necessary to comply with the Issuer's duties under the Indenture and the agreements relating thereto. The Administrator shall prepare for execution, if required, by the Issuer, or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action, including but not limited to, the following:

         a. obtaining and preserving the Issuer's legal right to do business in any jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, and each instrument and agreement included in the trust estate of the Indenture;

         b. preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with the relevant provisions of the Indenture, necessary to protect the trust estate of the Indenture;

         c. arranging for the delivery of any opinions of counsel and certificates of officers of the Issuer and other statements required under the relevant provisions of the Indenture;

         d. preparing and obtaining documents and instruments required for the release of the Issuer from its obligations under the Indenture;

         e. monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparing any certificates of officers of the Issuer and obtaining any opinions of counsel required in connection therewith;

         f. preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of collateral;

         g. taking such actions as may be required of the Issuer under the Indenture upon the occurrence and continuance of an event of default thereunder;

         h. preparing and, after execution by the Issuer, filing with the Securities and Exchange Commission (the "Commission"), any applicable State agencies and the Indenture Trustee, documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies including without limitation, the requirements under any continuing disclosure agreements;

         i. causing the directions of the Issuer to be carried out in connection with opening one or more accounts in the Issuer's name, preparing any orders of the Issuer and certificates of officers of the Issuer and obtaining opinions of counsel required, and taking all other actions necessary, with respect to investment and reinvestment of funds in trust funds and accounts established under the Indenture in accordance with the investment criteria and requirements of the Indenture and applicable investment policies.

         j. preparing any requests of the Issuer and certificates of officers of the Issuer and obtaining any opinions of counsel required for the release of the trust estate of the Indenture;

         k. preparing all certificates of officers of the Issuer, and coordinating obtaining opinions of counsel as required with respect to any requests by the Issuer of the Indenture Trustee to take any action under the Indenture;

         l. preparing orders of the Issuer and obtaining opinions of counsel as necessary or required for the execution of any amendments or supplements to the Indenture;

         m. preparing and delivering certificates of officers of the Issuer, if necessary, for the release of property from the lien of the Indenture;

         n. preparing and delivering to the Indenture Trustee any agreements with respect to notice provisions;

         o. preparing and delivering investment instructions to the Indenture Trustee, as necessary or required under the terms of the applicable Indenture and in accordance with the applicable investment policy, adopted from time to time; and

         p. taking such actions as may be required of the Issuer under any agreement between the Issuer and other parties relating to the Indenture.

         SECTION 3. SERVICING DOCUMENTS. The Administrator shall cause the duties and responsibilities of the Issuer under each of the Student Loans and the Servicing Documents to be performed, including but not limited to the duties set forth below. The Administrator shall advise the Issuer when action by the Issuer is necessary to comply with the Issuer's obligations under the Student Loans and the Servicing Documents. The Administrator shall prepare for execution, if required, by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Student Loans and the Servicing Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action, including but not limited to the following:

         a. pursuant to the Servicing Agreements, providing to each Servicer (or such Servicer's bailee) from time to time, as necessary, and requiring that each Servicer (or such Servicer's bailee) maintain physical custody and possession of, documentation and information relating to Student Loans transferred to the Issuer pursuant to the Transfer Agreement and, on and after each applicable date on which Student Loans are to be purchased (the "Loan Purchase Date"), Student Loans sold and transferred to the Issuer on each such Loan Purchase Date, including the documents evidencing such Student Loans and such additional documentation or information relating to such Student Loans as is reasonably required for the Student Loans to be properly serviced by such Servicer;

         b. cause to be paid solely from Indenture assets, all amounts to be paid by the Issuer pursuant to the Transfer Agreement;

         c. promptly after each Loan Purchase Date, ensuring that notification as required under the Higher Education Act and by the applicable Guarantee Agencies is made to the borrower under each Student Loan and to the Secretary of Education and the applicable Guarantee Agencies, as appropriate;

         d. promptly after each Loan Purchase Date, notifying the applicable Servicer of the Indenture Trustee to which each Student Loan purchased on such Loan Purchase Date has been assigned and such other information as may be required under the applicable Servicing Agreement;

         e. causing to be paid to each Servicer on behalf of the Issuer, but solely from Indenture assets, all fees required to be paid by the Issuer pursuant to the applicable Servicing Agreement;

         f. performing all audits of records and accounts that the Issuer from time to time may be permitted or required to perform under the Servicing Agreements;

         g. preparing all other documents, reports, filings, instruments, certificates and opinions as it is the duty of the Issuer to prepare, file or deliver pursuant to the Servicing Documents;

         h. in the event of the default of any Servicer under any Servicing Agreement, or default of any other party to any other Basic Document, taking all reasonable steps available to enforce the Issuer's rights under such documents in respect of such default;

         SECTION 4. TRANSFER AGREEMENT. The Administrator shall take the actions necessary to cause the duties of the Issuer to be carried out under the provisions of the Transfer Agreement and any of the rights or obligations thereunder. The Administrator also shall enforce the rights of the Issuer under the applicable provisions of the Transfer Agreement to require the Depositor to repurchase certain Student Loans that have been transferred to the Issuer, including but not limited to providing notice to the applicable Servicer of each such repurchase request, endorsing to the Servicer each Student Loan to be repurchased by the Depositor and taking all other actions necessary to enforce the Issuer's rights of recourse against the Depositor.

         SECTION 5. HIGHER EDUCATION ACT. The Administrator shall take the actions that are necessary to cause the Issuer to comply with the requirements of the Higher Education Act and the applicable Guarantee Agencies with respect to the Student Loans acquired by the Issuer.

         SECTION 6. OTHER DUTIES WITH RESPECT TO THE INDENTURE AND SERVICING DOCUMENTS.

         a. In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture or the Servicing Documents, and shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Indenture or the Servicing Documents. The Administrator shall administer, perform or supervise the performance of such other activities in connection with the trust estate of the Indenture (including the Servicing Documents) as the Issuer is obligated to perform and are not covered by any of the foregoing provisions and as are reasonably within the capability of the Administrator.

         b. In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         SECTION 7. OTHER ADMINISTRATIVE SERVICES. The Issuer hereby authorizes the Administrator, as its agent, to perform, and the Administrator hereby agrees to perform, all administrative services necessary or desirable in connection with the Issuer's existence as a bankruptcy-remote Delaware common law trust holding the assets described hereunder, including but not limited to the following:

         a. subject to the directions of the authorized representatives of the Issuer, carrying out and performing the day to day business activities of the Issuer;

         b. providing, or causing to be provided, all clerical and bookkeeping services necessary and appropriate for the Issuer, including, without limitation, the following services:

                  (i) maintaining general accounting records of the Issuer, and preparing for audit such periodic financial statements as may be necessary or appropriate;

                  (ii) maintaining records of deposit accounts of the Issuer established under the Indenture and the Servicing Documents or otherwise, authorizing withdrawals from such accounts on behalf of the Issuer and taking all other actions on behalf of the Issuer as may be necessary with respect to such accounts;

                  (iii) (A) preparing for execution by the Issuer and causing to be filed on behalf of the Issuer such income, franchise or other tax returns of the Issuer as shall be required to be filed by applicable law, and (B) causing to be paid by the Issuer, solely out of funds of the Issuer, any taxes required to be paid by the Issuer by applicable law;

                  (iv) assisting in preparing for execution by the Issuer amendments to and waivers under the Servicing Documents and any other documents or instruments deliverable by the Issuer thereunder or in connection therewith;

                  (v) holding, maintaining and preserving executed copies of the Servicing Documents (to the extent applicable) and other documents or instruments executed by the Issuer thereunder or in connection therewith;

                  (vi) assisting in giving such other notices, consents and other communications that the Issuer may from time to time be required or permitted to give under any of the Servicing Documents or other documents executed by the Issuer thereunder or in connection therewith;

                  (vii) facilitating the annual audit of the financial statements of the Issuer; and

                  (viii) taking such other actions as may be incidental or reasonably necessary to accomplish the actions of the Administrator authorized under this subsection b;

         c. assisting the Issuer in carrying out the investment and reinvestment of the funds of the Issuer in accordance with applicable investment policies; and

         d. undertaking such other administrative services as may be required by the Issuer.

         If the Administrator or the Issuer deems it necessary or desirable, any of the foregoing administrative services may be subcontracted by the Administrator. Costs and expenses associated with such subcontracting incurred by the Administrator shall be paid by the Issuer in accordance with Section 11 hereof.

         SECTION 8. EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (1) make any payments to the holder of the Notes issued under the Indenture, (2) sell the trust estates of the Indenture to unrelated third parties, or (3) take any other action that the Issuer directs the Administrator not to take on its behalf.

         SECTION 9. EMPLOYEES; OFFICES. All services to be furnished by the Administrator under this Agreement may be furnished by an officer or employee of the Administrator or any other person or agent designated or retained by the Administrator.

         The Administrator agrees to provide office space, together with appropriate materials and any necessary support personnel, for performing the day to day business activities of the Issuer, all for the compensation provided in Section 11 hereof.

         SECTION 10. NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:
         a.       the amendment of or any supplement to the Indenture;

         b. the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Student Loans);

         c.       the amendment, change or modification of the Servicing
                  Documents;

         d. the appointment of successor Indenture Trustee pursuant to the Indenture or the appointment of successor administrators or successor servicers, or the consent to the assignment by the Indenture Trustee of its obligations under the Indenture; and

         e.       the removal of the Indenture Trustee.

         SECTION 11. COMPENSATION. On or before the last day of each month (the "Payment Date"), the Issuer shall pay to the Administrator, as compensation for its services specified hereunder, a fee in the amount of .25% (on a per annum basis) of the aggregate principal amount of the assets of the Issuer subject to this Administration Agreement. The monthly fee will be determined on the basis of the aggregate outstanding principal amount of assets of the Issuer subject to the Administration Agreement as of the first day of the month of such Payment Date. If at any time the Issuer requests the Administrator to perform any additional services not specified hereunder, the Issuer shall pay the Administrator such additional fees in respect thereof as shall be agreed to by the Issuer and the Administrator. The Issuer agrees to reimburse the Administrator for all reasonable expenses, disbursements and advances incurred or made by the Administrator in connection with the performance of this Agreement, including, but not limited to, the fees and expenses of subcontracting, any independent accountants and outside counsel, which reimbursement shall relate to amounts incurred in a calendar month and shall be payable by the Issuer to the Administrator on the next succeeding Payment Date.

         The Issuer and the Administrator agree that payments to the Administrator shall be made out of the Collection Fund held under the Indenture.

         SECTION 12. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer makes the following representations:

         a. CREATION. The Issuer is duly created and validly existing with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         b. POWER AND AUTHORITY. The Issuer has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Issuer by all necessary action.

         c. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

         d. NO PROCEEDINGS. There are no proceedings or investigations pending against the Issuer or, to its best knowledge, threatened against the Issuer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement.

         e. ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Issuer in connection with the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

         SECTION 13. REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR. The Administrator makes the following representations:

         a. ORGANIZATION AND GOOD STANDING. The Administrator is duly organized and validly existing and in good standing in its State of incorporation with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         b. POWER AND AUTHORITY. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

         c. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

         d. NO PROCEEDINGS. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement.

         e. ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

         SECTION 14. TERM. Subject to the terms hereof, the Administrator may resign at any time. The Administrator or the Issuer may terminate this Agreement upon at least 45 days' prior written notice to the other party. Notwithstanding the foregoing, no resignation or termination shall be effective until 45 days after written notice has been delivered to the Indenture Trustee and the Administrative Agent under the Indenture.

         SECTION 15. OBLIGATION TO SUPPLY INFORMATION. The Issuer shall prepare and supply, or cause the other parties to the Indenture or the Servicing Documents to prepare and supply, the Administrator with such information regarding the performance of the Indenture or the Servicing Documents as the Administrator may from time to time reasonably request in connection with the performance of its obligations hereunder.

         SECTION 16. LIABILITY OF ADMINISTRATOR. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

         The Administrator shall indemnify, defend and hold harmless the Issuer, and all of the officers, directors, employees and agents of the Issuer, from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Issuer through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder. The Issuer shall notify the Administrator promptly of any claim for which it may seek indemnity. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Issuer after it has assumed such defense.

         For purposes of this Section 16, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 20 hereof) pursuant to Section 14 hereof or the resignation by such Administrator pursuant to this Agreement, unless the Issuer elects not to appoint a successor Administrator, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to
Section 20 hereof.

         Indemnification under this Section 16 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator has made any indemnity payments pursuant to this Section 16 and the Issuer thereafter collects any of such amounts from others, the Issuer promptly shall repay such amounts to the Administrator, without interest.

         Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any person respecting any matters arising hereunder.

         Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties hereunder and that in its opinion may involve it in any expense or liability; PROVIDED that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the Indenture, the Transfer Agreement and the Servicing Documents and the rights and duties of the parties to this Agreement, the Indenture, the Transfer Agreement and the Servicing Documents and the interests of the holders of the Notes under the Indenture.

         SECTION 17. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE ADMINISTRATOR. Any person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator hereunder without the execution or filing of any documents or any further act by any of the parties to this Agreement; PROVIDED that the Administrator hereby covenants that, if the surviving Administrator is other than Student Loan Funding Resources, Inc. or an Affiliate, it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 13 has been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default has occurred and is continuing, (iii) the surviving Administrator has delivered to the Indenture Trustee a certificate of an officer of the surviving Administrator and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iv) such transaction will not result in a material adverse Federal or state tax consequence to the holders of Notes under the Indenture. Anything in this Section 17 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate.

         SECTION 18. ADMINISTRATOR DEFAULT. The occurrence and continuance of any one of the following events shall constitute an "Administrator Default":

         a. any act or omission by the Administrator that results in a failure to pay principal or interest or Carryover Interest on the Notes when such principal or interest Carryover Interest becomes due and payable in accordance with the Notes and the Indenture;

         b. any failure by the Administrator duly to observe or to perform in any material respect any covenant or agreement of the Administrator set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure has been given to the Administrator by the Issuer;

         c. (i) having entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended, (ii) not paying, or admitting in writing its inability to pay, its debts generally as they become due or suspending payment of its obligations, (iii) making an assignment for the benefit of creditors, (iv) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) instituting any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) failing to contest in good faith any appointment or proceeding described in Section 18(d) hereof or
(vii) taking any action in furtherance of any of the foregoing purposes; or

         d. the appointment of a custodian, receiver, trustee, conservator, liquidator or similar official for the Administrator or any substantial part of the property of the Administrator, or the institution of a proceeding described in Section 18(c)(v) against the Administrator, which appointment continues undischarged or which proceeding continues undismissed or unstayed for a period of 60 or more days.

         In the case of any Administrator Default, so long as such Administrator Default has not been remedied, the Issuer or the Indenture Trustee shall, by written notice to the Administrator of such Administrator Default, terminate all of the rights and obligations (other than the obligations set forth in Section 16) of the Administrator under this Agreement with respect to such Indenture. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement shall, without further action, be carried out by the Issuer or shall pass to and be vested in such successor Administrator as may be appointed under Section 19; and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section 18 shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses.

         SECTION 19. APPOINTMENT OF SUCCESSOR.

         a. Upon receipt by the Administrator of notice of termination pursuant to Section 14, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the date a successor Administrator is appointed by the Issuer. In the event of the termination or resignation hereunder of the Administrator, the Issuer may appoint a successor Administrator. Any such successor Administrator shall accept its appointment by a written assumption.

         b. Upon appointment, the successor Administrator shall be the successor in all respects to the predecessor Administrator and shall be subject to all of the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to payment of compensation in accordance with the terms of this Agreement, or such other terms as are agreed to by the Issuer, and all of the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

         SECTION 20. RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES. The Issuer recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator hereunder is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Indenture and the Servicing Documents and other sources and the Administrator shall not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained by the Administrator hereunder which may result therefrom.

         SECTION 21. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 21. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 21, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses as follows:


           The Issuer:
                        Firstar Bank, National Association, as Co-Owner Trustee of Student Loan Funding 1999-A/B Trust
                        425 Walnut Street
                        ML5125 P.O. Box 1118
                        Cincinnati, Ohio 45202-1118


           The Administrator:
                        Student Loan Funding Resources, Inc.
                        One West Fourth Street, Suite 200
                        Cincinnati, Ohio 45202
                        Attention: Treasurer

         SECTION 22. AMENDMENT. This Agreement may be amended in writing by the Administrator and the Issuer. Promptly after the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to the Indenture Trustee.

         SECTION 23. ASSIGNMENT. Except as provided in Section 17 hereof or as contemplated by the Indenture, this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

         SECTION 24. INDEPENDENCE OF ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

         SECTION 25. NO JOINT VENTURE. Nothing contained in this Agreement shall constitute the Issuer and the Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity or shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

         SECTION 26. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer.

         SECTION 27. NO PETITION. The Administrator covenants and agrees that, notwithstanding the termination of this Agreement, the Administrator will not institute against, or join in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law ordering the winding up or liquidation of the Issuer's affairs or appointing a receiver, liquidator, trustee, or other similar official, of the Issuer or any substantial part of its property, for one year and a day after the termination of this Agreement. This Section 27 shall survive the termination of this Agreement.

         SECTION 28. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to its conflict of law provisions.

         SECTION 29. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties.

         SECTION 30. SUCCESSORS; COUNTERPARTS.

         a. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of each of the Issuer and the Administrator.

         b. This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which taken together shall constitute one and the same instrument.

         SECTION 31. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                               STUDENT LOAN FUNDING 1999-A/B TRUST
                               By Firstar Bank, National Association , not
                                    in its individual capacity, but solely as Co-Owner Trustee, on behalf of the Issuer


                               By:   /s/  Brain J. Gardner
                               Name: Brian J. Garnder
                               Title: Vice President and Trust Officer


                               STUDENT LOAN FUNDING RESOURCES, INC.
                               as Administrator


                                By:  /s/ Perry D. Moore
                                Name: Perry D. Moore
                                Title: Senior Vice President and
                                       Chief Financial Officer

         Firstar Bank, National Association, as the Eligible Lender Trustee under the Indenture, hereby agrees to take such actions and execute such documents as may be reasonably requested by the Administrator in order for the Administrator to provide the services and perform its duties and responsibilities under the foregoing Agreement.

                                 Firstar Bank, National Association,
                                 as Eligible Lender Trustee


                                 By: /s/  Brain J. Gardner
                                 Name: Brian J. Gardner
                                 Title: Vice President and Trust Officer

         Firstar Bank, National Association, as the Indenture Trustee under the Indenture, hereby agrees to take such actions and execute such documents as may be reasonably requested by the Administrator in order for the Administrator to provide the services and perform its duties and responsibilities under the foregoing Agreement.

                                      Firstar Bank, National Association,
                                      as Indenture Trustee


                                      By:  /s/  Brain J. Gardner
                                      Name: Brian J. Gardner
                                      Title: Vice President and Trust Officer